Vessels and Other Fixed Assets	12 Months Ended
Dec. 31, 2013
VESSELS AND OTHER FIXED ASSETS [Abstract]
Vessels And Other Fixed Assets
NOTE 6 - VESSELS AND OTHER FIXED ASSETS

Vessels	Cost	Accumulated Depreciation	Net Book Value
Balance December 31, 2011	$ 764,905	$ (97,692)	$ 667,213
Additions	88,505	(34,327)	54,178
Balance December 31, 2012	$ 853,410	$ (132,019)	$ 721,391
Additions	341,193	(36,431)	304,762
Balance December 31, 2013	$ 1,194,603	$ (168,450)	$ 1,026,153

To date, for each of the vessels purchased from Navios Holdings, the vessel acquisition was effected through the acquisition of all of the capital stock of the vessel-owning companies, which held the ownership and other contractual rights and obligations related to each of the acquired vessels, including the vessel and a charter-out contract. Management accounted for each acquisition as an asset acquisition. At the transaction date, the purchase price approximated the fair value of the assets acquired, which was determined based on a combination of methodologies including discounted cash flow analyses and independent valuation analyses. The consideration paid, for each of these transactions, was allocated between the intangible assets (favorable lease term) and the vessel value.

In December 2013, Navios Partners acquired from an unrelated third party five 2006 South Korean-built Post-Panamax container vessels of 6,800 TEU each, consisting of the Hyundai Hongkong, the Hyundai Singapore, the Hyundai Tokyo, the Hyundai Shanghai and the Hyundai Busan for a total cash consideration of $275,000. Navios Partners allocated the total consideration to the fair value of the vessels, as these were the only assets acquired. There was no existing debt, charters or technical and commercial management agreements assumed, therefore, Navios Partners concluded that the acquisition of the Post-Panamax container vessels was an asset acquisition under ASC 805.

On October 11, 2013, Navios Partners acquired from an unrelated third party the Navios Harmony, an 82,790 dwt 2006 Japanese-built Panamax vessel, for an acquisition cost of $17,955 in cash consideration.

On September 11, 2013, Navios Partners acquired from an unrelated third party the Navios Joy, a 181,389 dwt Japanese new-build Capesize vessel, for an acquisition cost of $47,467 in cash consideration.

On July 27, 2012, Navios Partners acquired the Navios Helios from unrelated party, a 77,075 dwt Panamax vessel built in 2005, for an acquisition cost of $21,128 in cash consideration.

On July 24, 2012, Navios Partners acquired the Navios Soleil from unrelated party, a 57,337 dwt Ultra-Handymax vessel built in 2009, for an acquisition cost of $21,070 in cash consideration.

On June 15, 2012, Navios Partners acquired the Navios Buena Ventura from Navios Holdings for a purchase price of $67,500 of which $46,307 was allocated to the vessel and $21,193 allocated to the acquired time charter-out contract with favorable leases.

Deposits for vessel acquisition represent deposits for vessels to be delivered in the future. As of December 31, 2013 and 2012, Navios Partners vessel deposits amounted to $7,271 and $0, respectively.